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                                                                    EXHIBIT 10.2

                          MEMORY PHARMACEUTICALS CORP.

                          Notice of Stock Option Grant

                         Under 2004 Stock Incentive Plan

Notice is hereby given of the following option grant (the "Option") to purchase shares of Common Stock of Memory Pharmaceuticals Corp. (the "Company"):

         Optionee: _____________________________________________________________

         Grant Date: ___________________________________________________________

         Vesting Commencement Date: ____________________________________________

         Exercise Price: $__________________ per share

         Number of Option Shares: ____________________ shares of Common Stock

         Termination Date: _____________________________________________________

         Type of Option: _______ Incentive Stock Option

                         _______ Non-Statutory Stock Option

         Vesting Schedule: The Option Shares shall initially be unvested. The Optionee shall acquire a vested interest in the Option Shares in a series of eight (8) successive equal quarterly installments upon the Optionee's completion of each quarter of Service over the twenty-four
         (24) month period measured from the Vesting Commencement Date, with the first installment vesting on the three-month anniversary of the Vesting Commencement Date. In no event shall any additional Option Shares vest after the Optionee's cessation of Service.

The Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Memory Pharmaceuticals Corp. 2004 Stock Incentive Plan (the "Plan"). The Optionee further agrees to be bound by the terms of the Option as set forth in this Notice of Grant and in the Stock Option Agreement attached hereto as Exhibit A, as well as the terms of the Plan, which is attached hereto as Exhibit B.

No Employment or Service Contract. Nothing in this Notice of Grant or in the attached Stock Option Agreement or Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee,

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which rights are hereby expressly reserved by each, to terminate the Optionee's
Service at any time for any reason, with or without cause.

DATED: _______________, 20__

                                        MEMORY PHARMACEUTICALS CORP.

                                        By:__________________________________

                                        Title:_______________________________

OPTIONEE

By: ______________________________

Address: _________________________
         _________________________
         _________________________

ATTACHMENTS
Exhibit A - Stock Option Agreement
Exhibit B - 2004 Stock Incentive Plan